Exhibit 22

Name of Subsidiary	Judisdiction of Incorporation
ASC Property Management, Inc.	Louisiana
ASC of Aiken, Inc.	Delaware
ASC of Brownsville, Inc.	Delaware
ASC of Corona, Inc.	California
ASC of East New Orleans, Inc.	Delaware
ASC of Las Vegas, Inc.	Nevada
ASC of Louisiana, Inc.	Louisiana
ASC of Midwest City, Inc.	Oklahoma
ASC of Palm Springs, Inc.	California
ASC of Puerto Rico, Inc.	Delaware
ASC of Reno, Inc.	Nevada
ASC of Springfield, Inc.	Missouri
ASC of St. George, Inc.	Utah
ASC of Wellington, Inc.	Florida
Aiken Regional Medical Centers, Inc.	South Carolina
Alliance PPO, Inc.	Texas
Ambulatory Surgery Center of Brownsville, L.P.	Delaware
Ambulatory Surgical Center of Aiken, L.L.C.	South Carolina
Arbour Elder Services, Inc.	Massachusetts
Arbour Health Systems Foundation, Inc.	Massachusetts
Arkansas Surgery Center of Fayetteville, Limited Partnership	Arkansas
Auburn Regional Medical Center, Inc.	Washington
Behavioral Healthcare Alliance, LLC	Kentucky
Bon Secours SCI	France
Bowling Green Radiation Therapy Associates, L.L.P.	Kentucky
CSJ SAS	France
Capitol Radiation Therapy, L.L.P.	Kentucky
Central Montgomery Medical Center, L.L.C.	Pennsylvania
Chalmette Medical Center, Inc.	Louisiana
Choate Health Management, Inc.	Massachusetts
Choate Integrated Behavioral Healthcare Corporation	Massachusetts
Choate Mental Health Center, Inc.	Massachusetts
Cie Financiere & Immobiliere Medicale SAS	France
Clinique Ambroise Pare SA	France
Clinique Bon Secours SA	France
Clinique Investissement SAS	France
Clinic Management Services GIE	France
Clinique Pasteur SA	France
Clinique Paul Doumer SA	France
Clinique Richelieu SAS	France
Clinique Saint Augustin SAS	France
Clinique de Bercy SAS	France
Clinique du Louvre SA	France
Community Behavioral Health, L.L.C.	Delaware
Comprehensive Occupational and Clinical Health, Inc.	Florida
Contemporary Physician Services, Inc.	Texas
Del Amo Hospital, Inc.	California
District Hospital Partners, L.P.	District of Columbia
Doctors’ Hospital of Shreveport, Inc.	Louisiana
Edinburg Ambulatory Surgical Center, Inc.	Texas
Edinburg Holdings, Inc.	Delaware
Edinburg Surgery Center, L.P.	Delaware
Eye Surgery Specialists of Puerto Rico, L.L.C.	Delaware
Forest View Psychiatric Hospital, Inc.	Michigan

Name of Subsidiary	Judisdiction of Incorporation
Fort Duncan Medical Center, Inc.	Delaware
Fort Duncan Medical Center, L.P.	Delaware
Frontline Behavioral Health, Inc.	Delaware
Frontline Children’s Hospital, L.L.C.	Delaware
Frontline Counseling Centers, LLC	Delaware
Frontline Hospital, LLC	Delaware
Frontline Residential Treatment Center, LLC	Delaware
Glen Oaks Hospital, Inc.	Texas
Gulph Mills Insurance Limited	Nevada
HRI Clinics, Inc.	Massachusetts
HRI Hospital, Inc.	Massachusetts
Health Care Finance & Construction Corp.	Delaware
Hôpital Clinique Claude Bernard SA	France
Immobilere de la Clinique Richelieu SAS	France
La Amistad Residential Treatment Center, Inc.	Florida
Lakewood Ranch Imaging Center, L.L.C.	Florida
Lakewood Ranch Medical Center Auxiliary, Incorporated	Florida
Lancaster Hospital Corporation	California
Laredo ASC, Inc.	Texas
Laredo Holdings, Inc.	Delaware
Laredo Providence Management, L.L.C.	Texas
Laredo Regional Medical Center, L.P.	Delaware
Laredo Regional, Inc.	Delaware
Maison de Sante Pasteur SA	France
Manatee Memorial Hospital, L.P.	Delaware
McAllen Edinburg Health Care Network Physician Hospital Organization	Texas
McAllen Heart Hospital, L.P.	Texas
McAllen Holdings, Inc.	Delaware
McAllen Hospitals, L.P.	Delaware
McAllen Medical Center Foundation	Texas
McAllen Medical Center Physicians, Inc.	Texas
McAllen Medical Center, Inc.	Delaware
Medi-Partenaires SAS	France
Meridell Achievement Center, Inc.	Texas
Merion Building Management, Inc.	Delaware
Nevada Preferred Professionals, Inc.	Nevada
Nevada Radiation Oncology Center-West, L.L.C.	Nevada
Northern Nevada Ambulatory Surgical Center, L.L.C.	Nevada
Northern Nevada Medical Center, L.P.	Delaware
Northwest Texas Healthcare System, Inc.	Texas
Northwest Texas Surgical Hospital, L.L.C.	Texas
Nouvelle Clinique Villette SA	France
Oasis Health Systems, L.L.C.	Nevada
Pendleton Methodist Hospital, L.L.C.	Delaware
Plaza Surgery Center Limited Partnership	Nevada
Polyclinique Saint Jean Sarl	France
Professional Probation Services, Inc.	Georgia
Professional Surgery Corporation of Arkansas	Arkansas
Providence ASC Management, L.L.C.	Texas
Providence Hospital Real Estate, L.P.	Texas
Providence Hospital, L.P.	Texas
Pueblo Medical Center, Inc.	Nevada
RCW of Edmond, Inc.	Oklahoma

Name of Subsidiary	Judisdiction of Incorporation
Radiation Therapy Associates of California, L.L.C.	California
Radiation Therapy Medical Associates of Bakersfield, Professional Corporation	California
Relational Therapy Clinic, Inc.	Louisiana
Renaissance Women’s Center of Austin, L.L.C.	Texas
Renaissance Women’s Center of Edmond, L.L.C.	Oklahoma
Ridge Outpatient Counseling, L.L.C.	Kentucky
River Crest Hospital, Inc.	Texas
River Oaks, Inc.	Louisiana
SCI Ambroise Paré	France
SCI Fonciere G	France
SCI Gravelle Bercy	France
SCI Saint-Augustin	France
Sante Finance SAS	France
Santé Investissement SCS	France
Sante Partenaires S.a.r.l.	Luxembourg
Socrate Sarl	France
Sparks Family Hospital, Inc.	Nevada
St. Louis Behavioral Medicine Institute, Inc.	Missouri
Ste D’Exploitation de la Clinique Montreal SA	France
Ste D’Exploitation de la Clinique Notre Dame SAS	France
Ste Nouvelle D’Exploitation de la Clinique Cardiologique D’Aressy SAS	France
Stonington Behavioral Health, Inc.	Delaware
Summerlin Hospital Medical Center, L.L.C.	Delaware
Summerlin Hospital Medical Center, L.P.	Delaware
Surgery Center Property, L.L.C.	Delaware
Surgery Center at Wellington, L.L.C.	Florida
Surgery Center of Midwest City, L.P.	Delaware
Surgery Center of New Orleans East, L.L.C.	Delaware
Surgery Center of Springfield, L.P.	Delaware
Surgery Center of Waltham, Limited Partnership	Massachusetts
The Arbour, Inc.	Massachusetts
The Bridgeway, Inc.	Arkansas
The Friends of Wellington Regional Medical Center, Inc.	Florida
The Pavilion Foundation	Illinois
Tonopah Health Services, Inc.	Nevada
Trenton Street Corporation	Texas
Turning Point Care Center, Inc.	Georgia
Two Rivers Psychiatric Hospital, Inc.	Delaware
UHS Advisory, Inc.	Delaware
UHS Behavioral Health Services, L.L.C.	Massachusetts
UHS Broadlane Holdings L.P.	Delaware
UHS Good Samaritan, L.L.C.	Delaware
UHS Health Partners S.a.r.l.	Luxembourg
UHS Holding Company, Inc.	Nevada
UHS International, Inc.	Delaware
UHS Ireland Limited	Ireland
UHS Las Vegas Properties, Inc.	Nevada
UHS Managed Care Operations, L.L.C.	Pennsylvania
UHS Midwest Center for Youth and Families, Inc.	Indiana
UHS Receivables Corp.	Delaware
UHS Recovery Foundation, Inc.	Pennsylvania
UHS of Anchor, L.P.	Delaware

Name of Subsidiary	Judisdiction of Incorporation
UHS of Benton Day School and Treatment Program, Inc.	Delaware
UHS of Benton, Inc.	Delaware
UHS of Bowling Green, Inc.	Delaware
UHS of Bradenton, Inc.	Florida
UHS of D.C., Inc.	Delaware
UHS of Delaware, Inc.	Delaware
UHS of Eagle Pass, Inc.	Delaware
UHS of Fairmount, Inc.	Delaware
UHS of Fayetteville, Inc.	Arkansas
UHS of Fuller, Inc.	Massachusetts
UHS of Georgia Holdings, Inc.	Delaware
UHS of Georgia, Inc.	Delaware
UHS of Greenville, Inc.	Delaware
UHS of Hampton Learning Center, Inc.	New Jersey
UHS of Hampton, Inc.	New Jersey
UHS of Hartgrove, Inc.	Illinois
UHS of Indiana, Inc.	Indiana
UHS of Indianapolis, Inc.	Indiana
UHS of Lakeside, Inc.	Delaware
UHS of Lakewood Ranch, Inc.	Florida
UHS of Laurel Heights, L.P.	Delaware
UHS of Manatee, Inc.	Florida
UHS of New Orleans, Inc.	Louisiana
UHS of Odessa, Inc.	Texas
UHS of Oklahoma, Inc.	Oklahoma
UHS of Parkwood, Inc.	Delaware
UHS of Peachford, L.P.	Delaware
UHS of Pennsylvania, Inc.	Pennsylvania
UHS of Provo Canyon, Inc.	Delaware
UHS of Puerto Rico, Inc.	Delaware
UHS of Ridge, Inc.	Delaware
UHS of River Parishes, Inc.	Louisiana
UHS of Rockford, Inc.	Delaware
UHS of Savannah, L.L.C.	Delaware
UHS of Spring Mountain, Inc.	Delaware
UHS of Talbot, L.P.	Delaware
UHS of Timberlawn, Inc.	Texas
UHS of Waltham, Inc.	Massachusetts
UHS of Westwood Pembroke, Inc.	Massachusetts
UHS-Corona, Inc.	Delaware
UHS-Lakeland Medical Center, L.L.C.	Delaware
UHSMS, Inc.	Delaware
Universal Community Behavioral Health, Inc.	Pennsylvania
Universal HMO, Inc.	Nevada
Universal Health Network, Inc.	Nevada
Universal Health Recovery Centers, Inc.	Pennsylvania
Universal Health Services of Cedar Hill, Inc.	Texas
Universal Health Services of Concord, Inc.	California
Universal Health Services of Palmdale, Inc.	Delaware
Universal Health Services of Rancho Springs, Inc.	California
Universal Probation Services, Inc.	Georgia
Universal Treatment Centers, Inc.	Delaware
Valley Health System, L.L.C.	Delaware
Valley Hospital Medical Center, Inc.	Nevada

Name of Subsidiary	Judisdiction of Incorporation
Valley Surgery Center, L.P.	Delaware
Victoria Regional Medical Center, Inc.	Texas
Vista Diagnostic Center, L.L.C.	Nevada
Wellington Physician Alliances, Inc.	Florida
Wellington Regional Diagnostic Center, L.L.C.	Florida
Wellington Regional Health & Education Foundation, Inc.	Florida
Wellington Regional Medical Center Incorporated	Florida